UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2007

HUSKER AG, LLC

(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Husker Ag Announces Distribution.

The Board of Directors of Husker Ag, LLC (the “Company”) has declared a distribution of $70.00 per membership unit to members of record as of April 1, 2007 for a total distribution of $2,109,100 based on 30,130 membership units issued and outstanding. The Company intends to pay the distribution on or before April 6, 2007. On March 27, 2007, the Company’s primary lender, Union Bank & Trust Company, approved this distribution in accordance with the requirements set forth in the Company’s loan documents with the bank.

Letter to Husker Ag Members

On or about March 30, 2007, the Company mailed a letter to each of its members announcing the distribution. Attached hereto as Exhibit 99.1 and incorporated herein by this reference is a letter from the Company to each of its members announcing the distribution and providing the tax information.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1        Letter from the Company to each of its members.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Dated: March 30, 2007	By:	/s/ Mike Kinney
Mike Kinney, Chairman of the Board

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